Exhibit 10.5

BUSINESS FINANCING MODIFICATION AGREEMENT

This Business Financing Modification Agreement is entered into as of October 3, 2014, by and between TSS, Inc., Innovative Power Systems, Inc., and VTC, L.L.C. (individually a “Borrower”, and collectively, “Borrower” or “Borrowers”) and Bridge Bank, National Association (“Lender”).

1.            DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Business Financing Agreement, dated May 21, 2013, by and between Borrower and Lender, as may be amended from time to time (the “Business Financing Agreement”). Capitalized terms used without definition herein shall have the meanings assigned to them in the Business Financing Agreement.

Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the “Indebtedness” and the Business Financing Agreement and any and all other documents executed by Borrower in favor of Lender shall be referred to as the “Existing Documents.”

2.	CONSENT TO SALE OF SPECIFIC RECEIVABLES.

Lender hereby consents to Borrower’s sale of certain Receivables owed to Borrower from the Account Debtor Dell Inc. and its various subsidiaries and affiliates (collectively, the “Dell Receivables”) to Citibank, N.A. or its branches, subsidiaries and affiliates (“Citibank”), in accordance with the terms of that certain Supplier Agreement between Citibank and Borrower (the “Citibank Agreement”); provided that (i) this consent does not extend to any other consent to the sale of assets or Receivables, and (ii) this consent does not constitute a course of conduct consenting to any other sale of assets or Receivables.

Lender’s consent to the above mentioned sale of Dell Receivables is subject to satisfaction of the following conditions: (i) the consummation of the sale of Dell Receivables is on substantially the terms and conditions set forth in the above mentioned Citibank Agreement, a copy of which has been furnished to Lender, and (ii) the entire proceeds from the sale of the Dell Receivables are deposited into Borrower’s cash collateral account maintained with Lender.

Upon consummation of the sale of Dell Receivables, Lender shall automatically, without requirement of any further action, be deemed to fully release its lien on and security interest in the Dell Receivables sold as described in and transferred pursuant to the Citibank Agreement.

3.	DESCRIPTION OF CHANGE IN TERMS.

A.	Modification(s) to the Business Financing Agreement.

1)	Paragraphs (i), (j) and (m) of the defined term “Eligible Receivable” under Section 12.1, entitled “Definitions”, are hereby amended in their entirety to read as follows:

(i)	The Account Debtor on the Receivable is not any of the following: (1) Dell Inc. or any of its various subsidiaries and affiliates (collectively, “Dell”), (2) an employee, Affiliate, parent or subsidiary of Borrower, or an entity which has common officers or directors with Borrower; (3) the U.S. government or any agency or department of the U.S. government unless Borrower complies with the procedures in the Federal Assignment of Claims Act of 1940 (41 U.S.C. §15) with respect to the Receivable, and the underlying contract expressly provides that neither the U.S. government nor any agency or department thereof shall have the right of set-off against Borrower; (4) any person or entity located in a foreign country other than Canada unless Lender approves of such international account in Lender’s sole discretion, or (5) an Account Debtor as to which 35% or more of the aggregate dollar amount of all outstanding Receivables owing from such Account Debtor have not been paid within 90 days from invoice date.

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(j)	The Receivable is not in default (a Receivable will be considered in default if any of the following occur: (i) the Receivable is not paid within 90 days from its invoice date; (ii) the Account Debtor obligated upon the Receivable suspends business, makes a general assignment for the benefit of creditors, or fails to pay its debts generally as they come due; or (iii) any petition is filed by or against the Account Debtor obligated upon the Receivable under any bankruptcy law or any other law or laws for the relief of debtors.

(m)	The Receivable is not that portion of Receivables due from an Account Debtor which is in excess of 35% of the applicable Borrower’s aggregate dollar amount of all outstanding Receivables.

4.           CONSISTENT CHANGES. The Existing Documents are each hereby amended wherever necessary to reflect the changes described above.

5.           INTENTIONALLY OMITTED.

6.           NO DEFENSES OF BORROWER/GENERAL RELEASE. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness. Each of Borrower and Guarantor (each, a “Releasing Party”) acknowledges that Lender would not enter into this Business Financing Modification Agreement without Releasing Party’s assurance that it has no claims against Lender or any of Lender’s officers, directors, employees or agents. Except for the obligations arising hereafter under this Business Financing Modification Agreement, each Releasing Party releases Lender, and each of Lender’s and entity’s officers, directors and employees from any known or unknown claims that Releasing Party now has against Lender of any nature, including any claims that Releasing Party, its successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Agreement or the transactions contemplated thereby. Releasing Party waives the provisions of California Civil Code section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The provisions, waivers and releases set forth in this section are binding upon each Releasing Party and its shareholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of Lender and its agents, employees, officers, directors, assigns and successors in interest. The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Business Financing Modification Agreement and the Agreement, and/or Lender’s actions to exercise any remedy available under the Agreement or otherwise.

7.           CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Documents. Except as expressly modified pursuant to this Business Financing Modification Agreement, the terms of the Existing Documents remain unchanged and in full force and effect. Lender’s agreement to modifications to the existing Indebtedness pursuant to this Business Financing Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Business Financing Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Business Financing Modification Agreement. The terms of this paragraph apply not only to this Business Financing Modification Agreement, but also to any subsequent Business Financing modification agreements.

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8.           INTENTIONALLY OMITTED.

9.           NOTICE OF FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THIS WRITTEN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

10.           COUNTERSIGNATURE. This Business Financing Modification Agreement shall become effective only when executed by Lender, Borrower, and Guarantors.

BORROWER:		LENDER:

TSS, INC.		BRIDGE BANK, NATIONAL ASSOCIATION

By:	/s/ ANTHONY ANGELINI	By:	/s/ Mila Kyriacon

Name:	ANTHONY ANGELINI	Name:	Mila Kyriacon

Title:	CEO	Title:	Relationship Manager

INNOVATIVE POWER SYSTEMS, INC.

By:	/s/ ANTHONY ANGELINI

Name:	ANTHONY ANGELINI

Title:	PRESIDENT

VTC, L.L.C

By:	/s/ ANTHONY ANGELINI

Name:	ANTHONY ANGELINI

Title:	CHAIRMAN

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Guarantor consents to the modifications to the Indebtedness pursuant to this Business Financing Modification Agreement, hereby ratifies the provisions of the Guaranty and confirms that all provisions of that document are in full force and effect.

GUARANTOR:

TOTAL SITE SOLUTIONS ARIZONA, LLC

By:	/s/ ANTHONY ANGELINI

Name:	ANTHONY ANGELINI

Title:	MANGER	Date: October 3, 2014

VORTECH, L.L.C

By:	/s/ ANTHONY ANGELINI

Name:	ANTHONY ANGELINI

Title:	CHAIRMAN	Date: October 3, 2014

ALLETAG BUILDERS, INC.

By:	/s/ ANTHONY ANGELINI

Name:	ANTHONY ANGELINI

Title:	PRESIDENT	Date: October 3, 2014

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